Exhibit 10.78

CONSENT

This CONSENT, dated as of November 2, 2009 (this “Consent”), related to the Credit Agreement dated as of July 3, 2006 (as amended to the date hereof, the “Credit Agreement”) among Intelsat Intermediate Holding Company, Ltd. (“Holdings”), Intelsat Subsidiary Holding Company, Ltd. (the “Borrower”), the institutions party thereto as Lenders (the “Lenders”) and Credit Suisse, Cayman Islands Branch, in its capacity as administrative agent for the Lenders and as agent for the Secured Parties (in such capacity, the “Administrative Agent”), is entered into by Holdings, the Borrower, the Lenders executing this Consent and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower has informed the Administrative Agent that each of Holdings, the Borrower and certain other parent companies of Holdings incorporated in Bermuda expect to re-domesticate to move their place of incorporation from Bermuda to Luxembourg (the “Migration”) prior to January 31, 2010 (such date of consummation of the Migration, the “Migration Date”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders enter into this Consent to facilitate compliance with the further assurances and related provisions of the Credit Documents in connection with the Migration.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Consents

Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Consent, each Lender executing a counterpart of this Consent hereby agrees that in connection with the Migration, (i) the Administrative Agent and each of Holdings and the Borrower, as applicable, are authorized to enter into any and all agreements, documents or other instruments governed by the laws of Luxembourg and any other applicable jurisdiction and reasonably satisfactory to the Administrative Agent (collectively, the “New Collateral Documents”), as the Administrative Agent deems reasonably necessary or appropriate to pledge and perfect the shares of the Borrower held by Holdings and the assets of the Borrower and Holdings currently pledged under the Bermuda Pledge Agreement and Bermuda Security Agreement, other than certain immaterial assets (including tangible personal property) that cannot be pledged and/or perfected after the use of commercially reasonable efforts, (ii) upon the effectiveness of the New Collateral Documents, Holdings and the Borrower shall be deemed to have complied with the Credit Agreement, including Section 9.15(a) thereof, and the Security Documents and other Credit Documents, and the Migration, or any part thereof, shall not be deemed to cause a Default under any Credit Document and (iii) the Borrower, Holdings and the Administrative Agent may on or after the Migration Date discharge and terminate the Bermuda Pledge Agreement and the Assignment of Inter-Company Loans (referred to in clause (ii) in the definition of “Bermuda Security Agreement” in the Credit Agreement) and make such amendments to the Debenture (referred to in clause (i) in such definition) as the Administrative Agent deems reasonably necessary and appropriate.

Section 2. Conditions Precedent to the Effectiveness of this Consent

This Consent shall be effective upon the satisfaction of the following conditions precedent (the “Effective Date”):

(a) Executed Counterparts. The Administrative Agent shall have received this Consent, duly executed by Holdings, the Borrower, the Administrative Agent and the Required Lenders;

(b) Fees and Expenses Paid. The Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Consent (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel) and all other costs, expenses and fees due under any Credit Document;

(c) Representations and Warranties. The representations and warranties in Section 3 hereof shall be true and correct; and

(d) Consent Fees Paid. The Administrative Agent shall have received, for the account of each Lender who has returned an executed signature page to this Consent on or prior to 5:00 p.m., New York City time, on November 2, 2009 and has not waived in writing its fee referenced in this clause (d), a fee in an amount equal to 0.05% of such consenting Lender’s outstanding Term Loans and Revolving Credit Commitments on such date.

Section 3. Representations and Warranties

On and as of the Effective Date, after giving effect to this Consent, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Consent has been duly authorized, executed and delivered by the Borrower and Holdings and constitutes the legal, valid and binding obligations of each of the Borrower and Holdings, enforceable against the Borrower and Holdings in accordance with its terms; except to the extent that enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles;

(b) each of the representations and warranties contained in Section 8 of the Credit Agreement and each other Credit Document is true and correct in all material respects (or, in the case of any representation or warranty that by its terms is qualified by materiality or by reference to a Material Adverse Effect or by any concept of similar import, each such representation and warranty is true and correct in all respects) on and as of the Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects (or, in the case of any representation or warranty that by its terms is qualified by materiality or by reference to a Material Adverse Effect or by any concept of similar import, each such representation and warranty was true and correct in all respects) as of such specific date; provided, however, that references therein to the “Credit Agreement” or any other Credit Document shall be deemed to refer to the Credit Agreement or such other Credit Document as amended hereby and after giving effect to the consents set forth herein; and

(c) no Default or Event of Default has occurred and is continuing.

Section 4. Execution in Counterparts

This Consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart of this Consent.

Section 5. Governing Law

This Consent shall be governed by and construed in accordance with the law of the State of New York.

Section 6. Section Titles

The section titles contained in this Consent are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

Section 7. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 8. Severability

The fact that any term or provision of this Consent is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforce-ability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 9. Effect on the Credit Documents

(a) On and after the Migration Date, all references in the Credit Documents to “Bermuda” as the jurisdiction of organization of each of Holdings and the Borrower (and related terms such as “company”) shall be references to “Luxembourg” (and conforming related terms such as “société anonyme”).

(b) Except as expressly provided above, all of the terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, any other Credit Party, the Joint Lead Arrangers or any Agent under any of the Credit Documents, nor constitute a waiver or amendment of any other provision of any of the Credit Documents or for any purpose except as expressly set forth herein.

(d) For all purposes under the Credit Agreement and the other Credit Documents, this Consent shall constitute a Credit Document, any pledge agreement entered into in connection with the Migration shall constitute a Pledge Agreement, any security agreement entered into in connection with the Migration shall constitute a Security Agreement and the New Collateral Documents shall constitute Security Documents.

Section 10. Successors

The terms of this Consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS CONSENT OR ANY OTHER CREDIT DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

INTELSAT INTERMEDIATE HOLDING COMPANY, LTD.

By:
Name: Title:

INTELSAT SUBSIDIARY HOLDING COMPANY, LTD.

By:
Name: Title:

Intelsat Subsidiary Holding Company, Ltd.

Consent

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:
Name: Title:

Intelsat Subsidiary Holding Company, Ltd.

Consent

[Insert above name of Lender]

By:
Name: Title:

Intelsat Subsidiary Holding Company, Ltd.

Consent